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                                                                  EXHIBIT 10.8.1


                      AMENDMENT NO. 1 TO PROMISSORY NOTE

Whereas, David Hannebrink has previously executed that certain Promissory Note dated April 15, 1999 (the "Note") for benefit of NOOSH, Inc., a Delaware corporation (the "Company") for the principal sum of Thirteen Thousand Five Hundred Twenty Dollars ($13,520);

Whereas, the principal amount outstanding under the Note is due and payable in full on April 15, 2000 (the "Due Date");

Whereas, the Company and Mr. Hannebrink now wish to amend the Note to extend the Due Date to April 15, 2001;

Now, Therefore, for value received, receipt of which is hereby acknowledged, the parties mutually agree that the Note shall be amended as follows:

     "Principal Repayment. The outstanding principal amount hereunder shall be due and payable in full on April 15, 2001."


NOOSH, Inc.                                       David Hannebrink

By:    /s/ Ofer Ben Shachar                       By:  /s/ David Hannebrink
       -------------------------------------           -----------------------

Name:      Ofer Ben Shachar
       -------------------------------------

Title: President and Chief Executive Officer